                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                MARCH 20, 1998
                Date of Report (Date of Earliest Event Reported)




                               NASHUA CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



         1-5492-1                                     02-0170100
(Commission File Number)                  (I.R.S. Employer Identification No.)



                               44 FRANKLIN STREET
                           NASHUA, NEW HAMPSHIRE 03060
                    (Address of Principal Executive Offices)


                                  (603)880-2323
              (Registrant's Telephone Number, Including Area Code)



                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2 - ACQUISITION OR DISPOSITION OF ASSETS

On April 9, 1998, Nashua Corporation (the "Company") sold substantially all the assets of its photofinishing subsidiaries in the United States, United Kingdom and Canada to affiliates of District Photo Inc., a private United States-based photofinishing company for $52.5 million in cash and the assumption of certain liabilities. The businesses sold represent approximately 90% of the $143 million in revenues of the Company's photofinishing operations for 1997.

On March 30, 1998, the Company sold its photofinishing operation based in Northern Ireland to an affiliate of Spectra Photo Group, a private Republic of Ireland-based photofinishing company for approximately $6.0 million ((pound)3.6 million) in cash and the assumption of certain liabilities. The Company will be retaining and liquidating the accounts receivable of the business representing approximately $1.6 million.

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

     (b)  PRO FORMA FINANCIAL INFORMATION

          The Company incorporates herein by reference pro forma financial information as set forth on the Company's Form 10-K for the fiscal year ended December 31, 1997.

     (c)  EXHIBITS

Exhibit No.         Description
-----------         -----------

10.1 Master Asset Purchase Agreement dated as of March 10, 1998 between the Company and District Photo Inc. Exhibit 10.16 to the Company's Form 10-K for the fiscal year ended December 31, 1997 and incorporated herein by reference.

10.2 U.S. Asset Purchase Agreement dated as of March 10, 1998 between Nashua Photo Inc., Promolink Corporation and District Photo Inc. Exhibit 10.17 to the Company's Form 10-K for the fiscal year ended December 31, 1997 and incorporated herein by reference.

10.3 U.K. Asset Purchase Agreement dated as of March 10, 1998 between Nashua Photo Limited and District Photo Inc.
                    Exhibit 10.18 to the Company's Form 10-K for the fiscal year ended December 31, 1997 and incorporated herein by reference.

10.4 Canada Asset Purchase Agreement dated as of March 10, 1998 between Nashua Photo Limited and District Photo Inc.
                    Exhibit 10.19 to the Company's Form 10-K for the fiscal year ended December 31, 1997 and incorporated herein by reference.

10.5 Asset Purchase Agreement dated March 20, 1998 between Ardmore Limited, Nashua Belmont Limited, McAuliffes Photographic Laboratories and Xavier McAuliffe.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 NASHUA CORPORATION

Date:  April 21, 1998                           By  /s/ Daniel M. Junius
                                                    ---------------------
                                                     Daniel M. Junius
                                                     Vice President-Finance and
                                                     Chief Financial Officer